                                                                    EXHIBIT 10.5
                            STOCK OPTION AGREEMENT
                            ----------------------


     THIS STOCK OPTION AGREEMENT is made effective as of the 6th day of September, 2000 between CHICO'S FAS, INC., a Florida corporation ("Chico's") and TEDFORD MARLOW (the "Optionee").


                              W I T N E S S E T H
                              -------------------


     WHEREAS, the Optionee is presently engaged by Chico's as its Executive Vice President and pursuant to the terms of that certain Employment Agreement between the parties hereto dated August 29, 2000; Chico's has agreed to grant to the Optionee the option herein provided for, to the end that the Optionee may thereby be assisted in obtaining an interest in the stock ownership of Chico's.

     NOW, THEREFORE, in consideration of the covenants and agreements herein contained, the parties hereto hereby agree as follows:

     1.   Grant.  Chico's hereby grants to the Optionee an option (the "Option")
          -----
to purchase 220,000 shares of Chico's common stock, par value $.01 per share ("Common Stock") at an exercise price of $34.44 per share, both as adjusted pursuant to Section 10 hereof.

     2.   Exercise.  The Option may be exercised at any time during the period
          --------
hereinafter permitted by presentation at the principal offices of Chico's in Ft. Myers, Florida of (a) written notice to Chico's advising Chico's of the election of the Optionee to purchase the shares of Common Stock covered by this Option and (b) payment of the aggregate option price therefor.

     3.   Period of Exercise.  The Option is exercisable in whole or from time
          ------------------
to time in part during the period from September 6, 2001 through September 5, 2010, except as provided in Section 8 hereof.

     4.   Vesting Schedule.  The Optionee's rights under the Option shall vest
          ----------------
(on a cumulative basis) over the Exercise Period in accordance with the following schedule:


           --------------------------------------------------------------
             Number of Years From the       Exercisable Percentage of
           Date the Option is Granted      Number of Shares Originally
                                              Covered by the Option
           --------------------------------------------------------------
           Less than 1 year                              0%
           --------------------------------------------------------------
           1 year but less than 2 years              33.33%
           --------------------------------------------------------------
           2 years but less than 3 years             66.66%
           --------------------------------------------------------------
           3 years or more                             100%
           --------------------------------------------------------------

     5.   Requirements of Law.  Chico's shall not be required to sell or issue
          -------------------
any shares under the Option if the issuance of such shares shall constitute a violation of any provisions of any law or regulation of any governmental authority. Specifically, in connection with the Securities Act of 1933 (the "Act"), upon exercise of the Option, unless a registration statement under the Act is in effect with respect to the shares of Common Stock covered by the Option, Chico's shall not be required to issue such shares unless Chico's has received evidence reasonably satisfactory to the effect that the Optionee is acquiring such shares for investment and not with a view to the distribution thereof, and unless the certificate issued representing the shares of Common Stock bears the following legend:


          "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OR EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AS AMENDED AND APPLICABLE STATE SECURITIES LAWS."


Any reasonable determination in this connection by Chico's shall be final, binding and conclusive.

     At such time as a registration statement under the Act is in effect with respect to the shares of Common Stock represented by certificates bearing the above legend or at such time as, in the opinion of counsel for Chico's, such legend is no longer required solely for compliance with applicable securities laws, then the holders of such certificates shall be entitled to exchange such certificates for certificates representing a like number of shares but without such legend. Chico's may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Act. Chico's shall not be obligated to take any other affirmative action in order to cause the exercise of the Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

                                       2.

     6.   Method of Payment.  Payment shall be made:
          -----------------

          (a)  in United States dollars by certified check, or bank draft or

          (b) by tendering to Chico's Common Stock shares owned by the person exercising the Option and having a fair market value equal to the cash exercise price applicable to such Option, such fair market value to be the closing price, on the date in question (or, if no shares are traded on such day, on the next preceding day on which shares were traded), of the Common Stock as reported on the Composite Tape, or if not reported thereon, then such price as reported in the trading reports of the principal securities exchange in the United States on which such stock is listed, or if such stock is not listed on a securities exchange in the United States, the mean between the dealer closing "bid" and "ask" prices on the over-the-counter market as reported by the National Association of Security Dealers Automated Quotation System (NASDAQ), or NASDAQ's successor, or if not reported on NASDAQ, the fair market value of such stock as determined by the Board in good faith and based on all relevant factors, or

          (c) by a combination of United States dollars and Common Stock shares as aforesaid.

     To the extent permitted by applicable law and regulations, Chico's may from time to time, in its discretion, approve an arrangement with a brokerage firm under which such brokerage firm, on behalf of the Optionee, would pay to Chico's the full purchase price of the shares being purchased together with an amount equal to any taxes which Chico's is required to withhold in connection with the exercise of the option and Chico's, pursuant to an irrevocable notice from the Optionee, would deliver the shares being purchased to such brokerage firm.

     7.   Transferability of Option.  The Option shall not be transferable by
          -------------------------
the Optionee otherwise than by will or the laws of descent and distribution, and shall be exercisable during his lifetime only by him.

     8.   Death or Other Termination of Employment.
          ----------------------------------------

          (a) In the event that the Optionee (1) shall cease to be employed by Chico's because of his discharge for dishonesty, or because he violated any material provision of any employment or other agreement between him and Chico's, or (2) shall voluntarily resign or terminate his employment with Chico's under or followed by such circumstances as would constitute a breach of any material provision of any employment or other agreement between him and Chico's, or (3) shall have committed an act of dishonesty not discovered by Chico's prior to the cessation of his employment but that would have resulted in his discharge if discovered prior to such date, or (4) shall, either before or after cessation of his employment with Chico's, without the written consent of his employer or former employer, use (except for the benefit of his employer or former employer) or disclose to any other person any confidential information relating to the continuation or proposed continuation of his employer's or former employer's business or any trade secrets of Chico's obtained as a result of

                                       3.

or in connection with such employment, or (5) shall, either before or after the cessation of his employment with Chico's, without the written consent of his employer or former employer, directly or indirectly, give advice to, or serve as an employee, director, officer, partner or trustee of, or in any similar capacity with, or otherwise directly or indirectly participate in the management, operation or control of, or have any direct or indirect financial interest in, any corporation, partnership or other organization that directly or indirectly competes in any respect with Chico's, then forthwith from the happening of any such event, the Option granted hereunder shall terminate and become void to the extent that it then remains unexercised.

          (b) In the event that the Optionee shall cease to be employed by Chico's for any reason other than his death or one or more of the reasons set forth in Section 8(a), subject to the condition that the Option shall not be exercisable after the expiration of ten (10) years from the date it is granted, the Optionee shall have the right to exercise the Option at any time within three (3) months after such termination of employment to the extent his right to exercise the Option had accrued and vested hereunder at the date of such termination and had not previously been exercised; such three-month limit shall be increased to one (1) year if the Optionee ceases to be employed by Chico's because he becomes disabled (within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended) or if he dies during the three-month period and the Option may be exercised within such extended time limit by the Optionee or, in the case of death, the personal representative of the Optionee or by any person or persons who shall have acquired the Option directly from the Optionee by bequest or inheritance. Whether an authorized leave of absence or absence for military or governmental service shall constitute termination of employment for purposes of this Agreement shall be determined by the Compensation and Benefits Committee of the Board of Directors of Chico's, whose determination shall be final and conclusive.

          (c) In the event that an Optionee shall die while in the employ of Chico's and shall not have fully exercised this Option, the Option may be exercised, subject to the condition that this Option shall not be exercisable after the expiration of ten (10) years from the date it is granted, to the extent that the Optionee's right to exercise this Option had accrued and vested hereunder at the time of his death and had not previously been exercised, at any time within one (1) year after the Optionee's death, by the personal representative of the Optionee or by any person or persons who shall have acquired the Option directly from the Optionee by bequest or inheritance.

          (d) If there shall occur a Change in Control (as hereinafter defined) of Chico's while any shares of Common Stock remain subject to this Option, then the Option shall become immediately exercisable and fully vested without regard to Section 4 hereof and such exercisability shall terminate only pursuant to
Section 3 hereof without regard to the other provisions of this Section 8.

          (e)  For purposes of this Agreement, a "Change in Control" shall mean:

                    (1) the obtaining by any party of fifty percent (50%) or more of the voting shares of Chico's pursuant to a "tender offer" for such shares as provided under Rule 14d-2 promulgated under the Securities Exchange Act of 1934, as amended, or any subsequent comparable federal rule or regulation governing tender offers; or

                                       4.

                    (2) individuals who were members of Chico's Board of Directors immediately prior to any particular meeting of Chico's shareholders which involves a contest for the election of directors fail to constitute a majority of the members of Chico's Board of Directors following such election; or

                    (3) Chico's executing an agreement concerning the sale of substantially all of its assets to a purchaser which is not a subsidiary; or

                    (4) Chico's adoption of a plan of dissolution or liquidation; or

                    (5) Chico's executing an agreement concerning a merger or consolidation involving Chico's in which Chico's is not the surviving corporation or if, immediately following such merger or consolidation, less than fifty percent (50%) of the surviving corporation's outstanding voting stock is held by persons who are stockholders of Chico's immediately prior to such merger or consolidation.

     9.   No Rights as Stockholder.  The Optionee shall have no rights as a
          ------------------------
stockholder with respect to shares covered by the Option until the date of issuance of a stock certificate for such shares; no adjustment for dividends, or otherwise, except as provided in Section 10, shall be made if the record date therefor is prior to the date of exercise of such option.

     10.  Stock Adjustments.
          -----------------

          (a) In the event of any increase or decrease in the number of issued shares of Common Stock resulting from a stock split or other division or consolidation of shares or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such shares effected without any receipt of consideration by Chico's, then, in any such event, the number of shares of Common Stock covered by the Option, and the purchase price per share of Common Stock covered by the Option shall be proportionately and appropriately adjusted for any such increase or decrease.

          (b) Subject to any required action by the stockholders, if any change occurs in the shares of Common Stock by reason of any recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, or of any similar change affecting the shares of Common Stock, then, in any such event, the number and type of shares covered by the Option, and the purchase price per share of Common Stock covered by the Option, shall be proportionately and appropriately adjusted for any such change. A dissolution or liquidation of Chico's shall cause each outstanding Option to terminate.

          (c) In the event of a change in the Common Stock as presently constituted that is limited to a change of all of its authorized shares with par value into the same number of

                                       5.

     shares with a different par value or without par value, the shares resulting from any change shall be deemed to be shares of Common Stock within the meaning of this Agreement.

          (d) To the extent that the foregoing adjustments relate to stock or securities of Chico's, such adjustments shall be made by, and in the discretion of, the Board, whose determination in that respect shall be final, binding and conclusive.

          (e) Except as hereinabove expressly provided in this Section 10, the Optionee shall have no rights by reason of any division or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation, or spin-off of assets or stock of another corporation; and any issuance by Chico's of shares of stock of any class, securities convertible into shares of stock of any class, or warrants or options for shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to the Option.

          (f) The grant of this Option shall not affect in any way the right or power of Chico's to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate, or to dissolve, to liquidate, to sell, or to transfer all or any part of its business or assets.


     11.  Withholding.  It shall be a condition to the obligation of Chico's to
          -----------
issue Common Stock shares upon exercise of an Option, that the Optionee (or any beneficiary or person entitled to act under Section 8 above) pay to Chico's, upon its demand, such amount as may be requested by Chico's for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes. If the amount requested is not paid, Chico's may refuse to issue Common Stock shares.

     12.  Governing Law.  This Agreement shall be governed by the laws of the
          -------------
State of Florida.

     13.  Entire Agreement.  This Agreement contains the entire agreement of
          -----------------
Chico's and the Optionee with respect to the subject matter hereof, and supersedes all prior agreements or understandings, written, oral or otherwise, with respect to the subject matter hereof.

     14.  Headings.  The headings contained in this Agreement are for reference
          ---------
purposes only and shall not affect the meaning or interpretation of this Agreement.

     15.  Waiver. Failure by Chico's at any time to require performance of any
          -------
provision of this Agreement shall not affect its right to require full performance thereof at any time thereafter. No waiver or delay in enforcing the terms of this Agreement by Chico's shall be construed as a waiver of any subsequent breach or default of the same or similar nature or of any other nature.

                                       6.

     16.  Binding Effect.  This Agreement shall be binding upon the parties,
          --------------
their heirs, legal representatives, successors, assigns, and transferees.

     17.  Gender; Word Use.  Throughout this Agreement, except where the context
          ----------------
otherwise requires, the masculine gender shall be deemed to include the feminine, and the singular shall be deemed to include the plural, and vice versa.

     18.  Counterparts.  This Agreement may be executed in one or more
          ------------
counterparts, all of which shall constitute one and the same instrument.


     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


ATTEST:                             CHICO'S FAS, INC.


   /s/ Charles J. Kleman            By: /s/ Marvin J. Gralnick
-----------------------------           -----------------------------------
Secretary                           Name:  Marvin J. Gralnick
                                    Title: Chief Executive Officer, President,
                                           and Chairman



   /s/ Gary I. Teblum               /s/ Tedford Marlow
-----------------------------       ---------------------------------------
                                    Tedford Marlow

   /s/ Scott Edmonds
-----------------------------

                                       7.